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                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section
1350), each of the undersigned officers of Thane International, Inc. (the "Company"), does hereby certify with respect to the Quarterly Report of the Company on Form 10-Q for the quarter ended June 30, 2002 as filed with the Securities and Exchange Commission (the "10-Q Report") that to their knowledge:

         (1) the 10-Q Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the 10-Q Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



August 14, 2002            By: /s/ William F. Hay
----------------           -------------------------------------------------
Date                       William F. Hay, Chairman of the Board, Chief
                           Executive Officer and Director
                           (Principal Executive Officer)


August 14, 2002            By: /s/ Kevin J. McKeon
----------------           -------------------------------------------------
Date                       Kevin J. McKeon, Chief Financial Officer
                           (Principal Financial Officer)


August 14, 2002            By: /s/ Joshua A. Chandler
----------------           -------------------------------------------------
Date                       Joshua A. Chandler, Chief Accounting Officer
                           (Principal Accounting Officer)




This certification accompanies this 10-Q Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.